Exhibit 10.1

CONSENT AND AMENDMENT AGREEMENT

This Consent and Amendment Agreement (this “Agreement”) is dated as of December 17, 2024, among SmartKem, Inc., a Delaware corporation (the “Company”), and the Purchasers identified on the signature pages hereto (including their respective successors and assigns, the “Consenting Holders”).

WHEREAS, on June 14, 2023, the Company entered into a Securities Purchase Agreement (the “Original Purchase Agreement”) with the purchasers identified on the signature pages thereto (the “Purchasers”);

WHEREAS, pursuant to the Original Purchase Agreement, on June 14, 2023 and June 22, 2023, the Company issued and sold securities of the Company, including shares of the Company’s Series A-1 Convertible Preferred Stock, Stated Value $1,000 per share (the “Series A-1 Preferred Stock”), convertible into shares of the Company’s common stock, par value $0.0001 (the “Common Stock”), as specified in the Series A-1 Certificate of Designation (the “Original Series A-1 CoD”);

WHEREAS, on January 26, 2024, the Company and certain of the Purchasers entered into a Consent, Conversion and Amendment Agreement (the “Consent, Conversion and Amendment Agreement”), pursuant to which, among other things, the Original Purchase Agreement was amended in certain respects, including the definition of “Exempt Issuance” contained therein (the “First Amendment”), and the parties agreed to amend the terms of the Original Series A-1 CoD in certain respects;

WHEREAS, on January 29, 2024 the Company filed an Amended and Restated Series A-1 Certificate of Designation (the “First Amended and Restated Series A-1 CoD”) to effect the amendments to the Original Series A-1 CoD agreed to in the Consent, Conversion and Amendment Agreement;

WHEREAS, on March 6, 2024, the Company and the Consenting Holders entered into a Consent and Amendment Agreement (the “First Consent and Amendment Agreement”) pursuant to which (i) the Consenting Holders consented to the issuance of certain shares of Common Stock to a consultant of the Company, and (ii) the definition of “Exempt Issuance” in the Original Purchase Agreement (as amended by the First Amendment) was further amended (collectively, the “Second Amendment”);

WHEREAS, on August 8, 2024, the Company and the Consenting Holders entered into a Consent and Amendment Agreement (the “Second Consent and Amendment Agreement”) pursuant to which the definition of “Exempt Issuance” in the Original Purchase Agreement (as amended by the First Amendment and the Second Amendment) was further amended (the “Third Amendment”);

WHEREAS, the Original Purchase Agreement, as amended by the First Amendment, the Second Amendment and the Third Amendment, is hereinafter referred to as the “Purchase Agreement”;

WHEREAS, the Consenting Holders hold (i) at least a majority of the outstanding shares of Series A-1 Preferred Stock (ii) at least 65% of the outstanding shares of Series A-1 Preferred Stock and (iii) at least 65% in interest of the Securities outstanding held by the Purchasers as of the date hereof, in each case including AIGH Investment Partners L.P. and its Affiliates; and

WHEREAS, the Company and the Consenting Holder desire to further amend certain terms of the Purchase Agreement and the Amended and Restated Series A-1 CoD.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants, and agreements contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Consenting Holder hereby agree as follows:

1.            Definitions. In addition to the capitalized terms defined elsewhere in this Agreement, for all purposes of this Agreement, capitalized terms shall have the meanings set forth in the Purchase Agreement unless otherwise indicated.

2.            Amended Certificate of Designation. The Consenting Holders, constituting the holders of a majority of the outstanding shares of Series A-1 Preferred Stock and including AIGH Investment Partners L.P. and its Affiliates, hereby irrevocably consent to the Amended and Restated Series A-1 CoD being amended and restated in the form annexed hereto as Exhibit A (the “Second Amended and Restated CoD”) effective as of the Effective Time (as defined below). For avoidance of doubt in the event the Qualified Offering does not occur this Agreement shall be null and void.

3.            Purchase Agreement Amendments. Effective as of the Effective Time, the Purchase Agreement shall be further amended as provided in this Section 3.

a.            Section 1.1 of the Purchase Agreement is hereby amended by adding thereto the following definitions:

““At-The-Market-Offering” means the offering and sale by the Company from time to time of shares of Common Stock that constitutes an “at the market offering” under Rule 415(a)(iv) of the Securities Act.”.

““Effective Time” shall mean the time immediately prior to the closing of a Qualified Offering (as defined below).”

“Fully Funded” means the receipt by the Company on or after the Effective Time of not less than $15,000,000 in aggregate gross proceeds from the public or private sale of its Common Stock and/or Common Stock Equivalents, including the gross proceeds from a Qualified Offering, and the exercise for cash of any Common Stock Equivalents occurring after the Effective Time.

““Hewlett Settlement” shall mean the release entered into by and among the Hewlett Fund LP (“Hewlett”) and the Company pursuant to which the Company will issue to Hewlett additional Class C Warrants to purchase shares of Common Stock.

““Original Significant Purchaser” means any Purchaser who, together with its affiliates, constituted a Significant Purchaser under the Agreement regardless of whether it continues to hold all, some or none of the shares of Series A-1 Preferred Stock purchased by it pursuant to this Agreement.”

““Qualified Offering” shall mean the sale of shares of Common Stock and/or Common Stock Equivalents pursuant to an effective registration statement under the Securities Act or in a side-by-side private placement, at an effective price per share at least equal to the then applicable Nasdaq “Minimum Price” resulting in at least $4,000,000 of gross proceeds to the Company.”

“”Qualified Offering Price” shall mean the price per share at which shares of Common Stock are sold in the Qualified Offering.

b.            Section 4.12(a) of the Purchase Agreement is hereby deleted in its entirety.

c.            Section 4.12(b) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

 ”(b)       For a period ending on the 18-month anniversary of the Effective Time , the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into, or effects a transaction under, any agreement, including, but not limited to, an equity line of credit, whereby the Company may issue securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages. Notwithstanding the provisions of this Section 4.12(b), commencing on the six-month anniversary of the Effective Time, the Company shall have the right to sell shares of Common Stock in an At-the-Market Offering at a gross offering price per share at least equal to the Qualified Offering Price (adjusted for reverse and forward stock splits, combinations and recapitalizations following the Effective Time).

d.            Section 4.12(c) of the Purchase Agreement is hereby deleted in its entirety and replaced with the following:

“(c)         For a period ending on the earlier of (i) the 18-month anniversary of the Effective Time or (ii) the date that the Company is Fully Funded, the Company shall not issue any Common Stock or Common Stock Equivalents with an effective price per share of Common Stock that is or may become lower than $4.00 (adjusted for reverse and forward stock splits, combinations and recapitalizations following the Effective Time) (a “Lower Price Issuance”), without the consent of the Original Significant Purchasers who purchased not less than 65% of the Series A-1 Preferred Stock purchased by all of the Original Significant Purchasers under this Agreement, which Original Significant Purchasers must include AIGH. Each of the Original Significant Purchasers acknowledges that the request for consent to a Lower Price Issuance may contain material non-public information, that it will keep such information confidential, and that it will not trade in any securities of the Company while in possession of such information until the Company either advises such Original Significant Purchaser that the transaction with respect to the Lower Price Issuance has been abandoned or has been publicly disclosed. In the event that the Company requests the consent of any Original Significant Purchaser pursuant to this Section 4.12(c), unless such Original Significant Purchaser otherwise agrees, the Company shall no later than the seventh (7th) Trading Day after such request for consent either confirm in writing to such Original Significant Purchaser that the transaction with respect to the Lower Price Issuance has been abandoned or shall publicly disclose its intention to issue the securities in the Lower Price Issuance. The Company agrees that from and after such confirmation or public disclosure, such Original Significant Purchaser shall not be deemed to be in possession of any material, non-public information with respect to the Lower Price Issuance. For the avoidance of doubt, the provisions of this Section 4.12(c) shall not apply to any securities issued in the Qualified Offering or pursuant to the Hewlett Settlement.

e.            Sections 4.17 through 4.20, inclusive, of the Purchase Agreement are hereby deleted in their entirety.

f.            This Agreement is deemed an equal treatment for all holders of Series A-1 Preferred Stock.

g.            This Agreement is deemed a Transaction Document under the Purchase Agreement.

4.            Consent and Waiver. Each of the Consenting Holders hereby irrevocable consents to the Qualified Offering, the Hewlett Settlement and the transactions contemplated thereby, and irrevocably waives any rights it has or may have had with respect thereto.

5.            Registration Rights Agreement. In connection with the Qualified Offering, the Company will be entering into a registration rights agreement in the form annexed hereto as Exhibit A (the “Registration Rights Agreement”), with certain of the investors in the Qualified Offering and other parties thereto. No later than the closing of the Qualified Offering, the Consenting Holders agree to become parties thereto and bound thereby with respect to the registration for resale of such securities as the Company shall deem necessary or advisable.

6.            Public Disclosure. The Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission, disclosing this Agreement, which shall be an exhibit to such filing, within the time period specified in Form 8-K.

7.            Counterparts/Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.            Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes any prior agreements between the Purchasers and the Company with respect to the subject matter hereof. Except as specifically modified herein, the Transaction Documents shall remain in full force and effect.

9.            Notice. All notices under this Agreement, shall be delivered in accordance with the notice provisions of the Purchase Agreement.

10.          Governing Law. This Agreement and the performance under this Agreement, and all suits and special proceedings under this Agreement, shall be governed by the choice of law/forum selection in the Purchase Agreement.

11.          Severability. In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, all other provisions will nevertheless continue to be valid and enforceable with the invalid or unenforceable parts severed from the remainder of this Agreement.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Consent, Conversion and Amendment Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SMARTKEM, INC.

By:	/s/ Barbra C. Keck
Name: Barbra C. Keck
Title: Chief Financial Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK SIGNATURE PAGE FOR HOLDER FOLLOWS]

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC. CONSENT AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Amendment Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder: AIGH Investment Partners, LP

Signature of Authorized Signatory of Consenting Holder: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Manager, AIGH Capital Management, LLC

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC. CONSENT AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Amendment Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder: WVP Emerging Manager Onshore Fund, LLC – AIGH Series

Signature of Authorized Signatory of Consenting Holder: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Manager, AIGH Capital Management, LLC

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC. CONSENT AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Amendment Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder: WVP Emerging Manager Onshore Fund, LLC – Optimized Equity Series

Signature of Authorized Signatory of Consenting Holder: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Manager, AIGH Capital Management, LLC

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC. CONSENT AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Amendment Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder: AIGH Investment Partners, LLC

Signature of Authorized Signatory of Consenting Holder: /s/ Orin Hirschman

Name of Authorized Signatory: Orin Hirschman

Title of Authorized Signatory: Manager

[CONSENTING HOLDER SIGNATURE PAGES TO SMARTKEM, INC. CONSENT AND AMENDMENT AGREEMENT]

IN WITNESS WHEREOF, the undersigned has caused this Consent and Amendment Agreement to be duly executed by its authorized signatory of the date first indicated above.

Name of Consenting Holder : Five Narrow Lane LP

Signature of Authorized Signatory of Consenting Holder: /s/ Arie Rabinowitz

Name of Authorized Signatory: Arie Rabinowitz

Title of Authorized Signatory: Managing Partner

Exhibit A